                                                                   EXHIBIT 32.1


                            CERTIFICATION PURSUANT TO
                               18 U.S.C. SS. 1350
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Amendment #1 to the Quarterly Report on Form 10-QSB of Markland Technologies, Inc. (the "Company") for the quarter ended September 30, 2004, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), the undersigned chief executive officer and chief financial officer of the Company, certify, to their best knowledge and belief, pursuant to 18 U.S.C. ss. 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

1. The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


/S/ ROBERT TARINI                                  /S/ KENNETH P. DUCEY, JR.
----------------------------                       ----------------------------
ROBERT TARINI                                      KENNETH P. DUCEY, JR.
CHIEF EXECUTIVE OFFICER                            CHIEF FINANCIAL OFFICER

DATE:  NOVEMBER 17, 2004                           DATE:  NOVEMBER 17, 2004